Exhibit 10.58

                            CELERITY SOLUTIONS, INC.


                                  July 13, 1999



Luc Ringuette
22581 Summerfield
Mission Viejo, CA 92692


Dear Mr. Ringuette:

     Reference is made to a certain Non-Negotiable Promissory Note and Security Agreement in the original principal amount of $448,116 dated 12/8/97 (the "Note") issued to you by Celerity Solutions, Inc, a copy of which is attached hereto as Exhibit A. The undersigned acknowledges that the current balance due on the Note is an aggregate of $443,366.76 principal plus interest calculated as follows:

(1) original balance of Note                                        $ 448,116.00

(2) interest on original Note at 7.5%                               $  60,992.00

(3) less installment payments to date consisting of                 $ -73,027.03
         the following payments made on the dates indicated:

         a. 12/97                   $10,861.92
         b.  2/98                   $ 9,049.94
         c.  3/98                   $ 6,369.35
         d.  4/98                   $10,859.92
         e.  8/98                   $15,384.89
         f. 12/98                   $20,501.01

(4) plus interest on past due payment as calculated on Exhibit B      $ 4,583.79

(5) less interest on payments not yet due as calculated on            $  -705.05
         Exhibit C

(6) less purchase of source license for certain Celerity products    $200,000.00
as described in the Source License Agreement, dated 7/13/99.         -----------

      Current balance of Note due as of the date hereof              $239,959.71
                                                                     -----------


     The undersigned further acknowledges that, except as indicated above, no other amounts, including without limitation, interest, fees or expenses are due and payable to the undersigned with respect to the Note.

     The undersigned hereby consents to the amendment of the Note to provide for the payment of the remaining principal balance in thirty-six (36) equal installments of principal, together with accrued interest (with interest accrual commencing July 1, 1999) at an annual rate of eight percent (8%) per annum compounded monthly, commencing July 15, 1999, provided, however, that at discretion of Celerity Solutions, Inc. up to six (6) monthly installments of principal may be deferred during the remaining term of the Note so long as monthly installments of interest continue to be made thereon and, provided further, that the outstanding principal balance of the Note, together with all accrued interest, shall be paid in full not later than June 15, 2002. The monthly payment will be $7,494.57 as calculated on the amortization schedule attached as Exhibit D.

In all other respects the Note shall remain unchanged and in full force and effect. Please indicate your consent to the foregoing by executing the copy of this letter in the space provided whereupon this letter shall become a binding agreement between you and Celerity Solutions, Inc.

                                           Very truly yours,


                                           CELERITY SOLUTIONS, INC.



                                           By /s/ Paul Carr
                                              ----------------------


                           Agreed and accepted this 13th day of July, 1999

                                            /s/ Luc Ringuette
                                            ----------------------
                                            Luc Ringuette

                                    EXHIBIT A

              NON NEGOTIABLE PROMISSORY NOTE AND SECURITY AGREEMENT



This note was included in an 8K filing by the Company dated December 8, 1997 describing the acquisition of the outstanding stock of Somerset Automation Inc. by Celerity Solutions Inc. This filing is incorporated by reference herein.

                                    EXHIBIT B

                          INTEREST ON PAST DUE PAYMENTS


Prime Rate          7.75%       Interest Rate        12.75%

Amount Due        Due Date      Days Past Due          Day          Interest Due
  150,830          4/1/99            87             0.000349            4,583.79
                                                                        4,583.79



Note: The Rate per Day is equal to the interest rate for past due payments provided for in the original promissory note (prime plus 5%), divided by 365 days. The Interest due is the product of the Amount Due times the Days Past Due times the Rate Per Day.

                                    EXHIBIT C

                    INTEREST CREDIT FOR PAYMENTS NOT YET DUE


      6/28/99                                                           Interest Rate      7.50%

 Amount Paid Early     Less Fee for       Net Amount       Due Date      Days Early      Day Rate       Interest
                      Source License      Paid Early                                                     Credit
    150,830.00          150,830.00             -           10/1/99          96.00        0.000205         0.00
     56,618.00           49,170.00         7,448.00        10/1/00         462.00        0.000205        705.05
                        200,000.00                                                                       705.05



Note: The Rate per Day is equal to 7.5%, divided by 365 days. The Interest due is the product of the Net Amount Paid Early times the Days Early times the Rate Per Day.

                                    EXHIBIT D

                              AMORTIZATION SCHEDULE

Interest Rate     8%                                    Payment                    7,494.57
                            Principal          Interest          Payment            Balance
        15-Jul-99          239,959.71            799.87         7,494.57         233,265.01

        15-Aug-99          233,265.01          1,555.10         7,494.57         227,325.54

        15-Sep-99          227,325.54          1,515.50         7,494.57         221,346.47

        15-Oct-99          221,346.47          1,475.64         7,494.57         215,327.54

        15-Nov-99          215,327.54          1,435.52         7,494.57         209,268.49

        15-Dec-99          209,268.49          1,395.12         7,494.57         203,169.04

        15-Jan-00          203,169.04          1,354.46         7,494.57         197,028.93

        15-Feb-00          197,028.93          1,313.53         7,494.57         190,847.89

        15-Mar-00          190,847.89          1,272.32         7,494.57         184,625.64

        15-Apr-00          184,625.64          1,230.84         7,494.57         178,361.91

        15-May-00          178,361.91          1,189.08         7,494.57         172,056.42

        15-Jun-00          172,056.42          1,147.04         7,494.57         165,708.89

        15-Jul-00          165,708.89          1,104.73         7,494.57         159,319.04

        15-Aug-00          159,319.04          1,062.13         7,494.57         152,886.60

        15-Sep-00          152,886.60          1,019.24         7,494.57         146,411.28

        15-Oct-00          146,411.28            976.08         7,494.57         139,892.78

        15-Nov-00          139,892.78            932.62         7,494.57         133,330.83

        15-Dec-00          133,330.83            888.87         7,494.57         126,725.13

        15-Jan-01          126,725.13            844.83         7,494.57         120,075.40

        15-Feb-01          120,075.40            800.50         7,494.57         113,381.33

        15-Mar-01          113,381.33            755.88         7,494.57         106,642.63

        15-Apr-01          106,642.63            710.95         7,494.57          99,859.01

        15-May-01           99,859.01            665.73         7,494.57          93,030.17

        15-Jun-01           93,030.17            620.20         7,494.57          86,155.80

        15-Jul-01           86,155.80            574.37         7,494.57          79,235.60

        15-Aug-01           79,235.60            528.24         7,494.57          72,269.27

        15-Sep-01           72,269.27            481.80         7,494.57          65,256.50

        15-Oct-01           65,256.50            435.04         7,494.57          58,196.97

        15-Nov-01           58,196.97            387.98         7,494.57          51,090.38

        15-Dec-01           51,090.38            340.60         7,494.57          43,936.41

        15-Jan-02           43,936.41            292.91         7,494.57          36,734.75

        15-Feb-02           36,734.75            244.90         7,494.57          29,485.08

        15-Mar-02           29,485.08            196.57         7,494.57          22,187.08

        15-Apr-02           22,187.08            147.91         7,494.57          14,840.42

        15-May-02           14,840.42             98.94         7,494.57           7,444.79

        15-Jun-02            7,444.79             49.63         7,494.57             (0.15)
